SHORT-TERM INVESTMENTS	12 Months Ended
Feb. 29, 2016
Cash and Cash Equivalents [Abstract]
Short Term Investments [Text Block]
4.	SHORT-TERM INVESTMENTS

Short-term investments consist of financial products purchased from financial institutions with return rates indexed to the performance of underlying assets. The investments are classified as held-to-maturity investments as the Group has the positive intent and ability to hold the investments to maturity. The maturities of these financial products range from three months to less than twelve months.

Short-term investments are measured at costs which approximate the fair values in the consolidated balance sheets. There was no impairment on such investments during the years ended February 28, 2014, 2015 and February 29, 2016.

Short-term investments consisted of the following:

	As of	As of
	February 28,	February 29,
	2015	2016

Held-to-maturity investments	$765,611	$27,470,431

	$765,611	$27,470,431